UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): October 20, 2017 (October 16, 2017)

GLOBAL SELF STORAGE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-12681	13-3926714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Hanover Square, 12th Floor
New York, NY 10005
(Address of principal executive offices) (Zip Code)

(212) 785-0900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Equity Incentive Plan

As discussed in Item 5.07 below, at the annual meeting of stockholders of Global Self Storage, Inc. (the ("Company") held on October 16, 2017 (the "2017 Annual Stockholders Meeting"), the Company's stockholders approved the Company's 2017 Equity Incentive Plan (the "2017 Plan"). A description of the material terms of the 2017 Plan, as well as a copy of the 2017 Plan, were included in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on August 15, 2017 (the "Proxy Statement"). The foregoing is qualified in its entirety by reference to the 2017 Plan attached as Exhibit 10.1 hereto, which is incorporated herein by reference.
First Amendment to Rights Agreement
On October 20, 2017, the Company entered into the First Amendment (the "Rights Agreement Amendment") to the Rights Agreement, dated as of January 29, 2016, between the Company and American Stock Transfer & Trust Company, LLC.
The Rights Agreement Amendment accelerates the expiration of the Company's preferred share purchase rights (the "Rights") from the Close of Business (as such term is defined in the Rights Agreement) on January 29, 2026 to the Close of Business on October 20, 2017, and the Rights Agreement will terminate at such time. At the time of the termination of the Rights Agreement, all of the Rights distributed to holders of the Company's common stock pursuant to the Rights Agreement will expire.
The foregoing summary of the Rights Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Rights Agreement Amendment, a copy of which is attached as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth under "First Amendment to Rights Agreement" of Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.02.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under "First Amendment to Rights Agreement" of Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.03.

Item 5.03 Amendments to the Articles of Incorporation or Bylaws; Changes in Fiscal Year.
Articles Supplementary
On October 20, 2017, the Company filed articles supplementary to the Company's charter (the "Articles Supplementary") with the Maryland State Department of Assessments and Taxations (the "SDAT") to elect to no longer be subject to Section 3-803 of the Maryland General Corporation Law ("MGCL").
The foregoing description of the Articles Supplementary does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Articles Supplementary, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.
Articles of Amendment and Restatement
The Articles of Amendment and Restatement (the "Amended Charter"), which incorporates the amendments approved by our stockholders at the 2017 Annual Stockholders Meeting, was filed with the SDAT and effective on October 20, 2016. A description of the material terms of the Amended Charter, as well as a copy of the Amended Charter, were included in the Company's Proxy Statement. The foregoing is qualified in its entirety by reference to the Amended Charter attached as Exhibit 3.2 hereto, which is incorporated herein by reference.
Second Amended and Restated Bylaw
On October 16, 2017, the Board of Directors of the Company (the "Board") approved the Second Amended and Restated Bylaws of the Company (the "Second Amended Bylaws"), which became effective October 20, 2017.  Among the changes effected by the Second Amended Bylaws are the following:
•
revisions to provisions relating to special meetings requested by stockholders, including clarification of the situations in which the secretary of the Company may revoke the notice of a stockholder-requested special meeting or the chairman of the meeting may call the meeting to order and adjourn the meeting without acting on the matter;

•
the expansion of the list of powers of the chairman of a stockholders meeting, including determining when and for how long the polls should be opened and when the polls should be closed and complying with any state or local laws and regulations concerning safety and security;

•
the addition of a provision clarifying who may vote stock of the Company registered in the name of another entity and that the board of directors may establish a procedure by which a stockholder may certify in writing that any shares of stock registered in the stockholder's name are held for the account of a specified person other than the stockholder;

•
the requirement that a stockholder submitting a business proposal or director nomination provide advance notice of the proposal or nomination not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the preceding year's proxy statement (as opposed to 90 to 120 days prior to the first anniversary of the date of mailing of the notice for the previous year's annual meeting);

•
the expansion of information required to be provided by stockholders submitting business proposals or director nominations, including disclosure of the stockholder's hedging or similar transactions or agreements and the stockholder's investment strategy or objective, and the inclusion of procedures for the verification and update of information provided by the stockholder submitting the business proposal or director nomination;

•	the requirement that a stockholder must appear in person or by proxy at a meeting in order for a business proposal or director nomination from the stockholder to be considered;
•	the Company's election that the Maryland Control Share Acquisition Act will not apply to any acquisition by any person of shares of stock of the Company;
•	the clarification that the board of directors may authorize the Company to issue fractional shares of stock;
•	the deletion of the requirement that the board of directors consist of at least three directors as opposed to the minimum number required by Maryland law, which is one;
•
the clarification that, consistent with the Company's election to be subject to Section 3-804(c) of the Maryland General Corporation Law, vacancies on the board of directors may be filled only by a majority of the remaining directors, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies;

•
the addition of a provision clarifying that directors and officers may rely on information prepared or presented by others whom the director or officer reasonably believes to be reliable and competent in the matters presented;

•
the addition of a provision that authorizes the board of directors or stockholders to ratify any action or inaction by the Company or its officers to the extent that the board of directors or stockholders could have originally authorized the matter;

•	the addition of a provision to address meeting, notice and quorum requirements of meetings of the board of directors in emergency situations; and
•
the addition of a forum selection provision generally requiring that the Circuit Court for Baltimore City, Maryland or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of any duty owed by any director or officer or other employee to the Company or the stockholders, (c) any action asserting a claim against the Company or any director or officer or other employee arising pursuant to any provision of the MGCL or the Company's charter or bylaws, or (d) any action asserting a claim against the Company or any director or officer or other employee that is governed by the internal affairs doctrine.

In addition, the Second Amended Bylaws provide for a number of other minor clarifications and modifications, including updates in response to changes in Maryland corporate law.
The above description of the Second Amended Bylaws contained in this Item 5.03 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Second Amended Bylaws, which is filed as Exhibit 3.3 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03.

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the 2017 Annual Stockholders Meeting, stockholders holding 7,050,406 shares of common stock, par value $0.01 (the "Common Stock") (being the only class of shares entitled to vote at the meeting), or 92.53%, of the Company's 7,619,469 outstanding shares of Common Stock as of the record date for the meeting, attended the meeting or were represented by proxy. The Company's stockholders voted on seven matters presented at the meeting, each of which is discussed in more detail in the Company's Proxy Statement.  In accordance with the Company's board of directors' recommendations, Proposals 1 – 6 received the requisite number of votes to pass and Every Three Years for Proposal 7 was approved. The matters submitted for a vote and the related results of the stockholders' votes were as follows:

Proposal 1:  Election of Directors

Election of William C. Zachary as a Class I director to serve until the 2020 Annual Stockholder Meeting.

For	Withheld	Broker Non-Vote
4,563,781	272,046	2,214,579

Proposal 2:  Equity Incentive Plan

Approval to adopt the Company's 2017 Plan.

For	Against	Abstain	Broker Non-Vote
4,239,097	430,232	166,497	2,214,580

 Proposal 3:  Amended and Restated Charter

Approval to amend and restate the Company's charter.

For	Against	Abstain	Broker Non-Vote
4,420,510	296,721	118,593	2,214,582

Proposal 4:  Increase in Number of Authorized Shares

Approval of an increase to the number of authorized shares of the Company's Common Stock in the event that Proposal 3 is not approved.

For	Against	Abstain	Broker Non-Vote
4,565,361	2,306,953	178,088	N/A

Proposal 5:  Ratification of Accounting Firm

Ratify the appointment of Tait, Weller & Baker LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017.

For	Against	Abstain	Broker Non-Vote
6,708,320	150,278	191,808	N/A

Proposal 6:  Non-Binding Advisory Vote on Executive Compensation

Approval on an advisory basis, the Company's executive compensation.

For	Against	Abstain	Broker Non-Vote
4,341,379	295,410	199,035	2,214,582

Proposal 7:  Non-Binding Advisory Vote on the Frequency of Future Non-Binding Advisory Votes on Executive Compensation

Approval on an advisory basis, whether executive compensation should be submitted to stockholders for an advisory vote every one, two or three years.

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
2,102,139	81,377	2,522,447	129,858	2,214,585

Item 9.01    Financial Statements and Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits – See Exhibit Index below.

* * *

EXHIBIT INDEX

Exhibit No.	Description
3.1 3.2 3.3 4.1 10.1
Articles Supplementary of Global Self Storage, Inc.
Articles of Amendment and Restatement of Global Self Storage, Inc.
Second Amended and Restated Bylaws of Global Self Storage, Inc.
First Amendment, dated October 20, 2017, to Rights Agreement, dated as of January 29, 2016, between Global Self Storage, Inc. and American Stock Transfer & Trust Company, LLC
Global Self Storage, Inc. 2017 Equity Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL SELF STORAGE, INC.

By:	/s/ Mark C. Winmill
Name:	Mark C. Winmill
Title:	President

Date: October 20, 2017